                                    EXHIBIT 1

         Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

Dated:    July 17, 2000


ANN & ROBERT H. LURIE FOUNDATION            SAMSTOCK, L.L.C.

By:      /s/ Ann Lurie                      By:     /s/ Donald J. Liebentritt
         -------------------                        -------------------------
Name:    Ann Lurie                          Name:   Donald J. Liebentritt
         -------------------                        -------------------------
Title:   President                          Title:  Vice-President
         -------------------                        -------------------


JACKSON SQUARE PARTNERS, L.P.               JACKSON SQUARE MANAGEMENT, LLC
By:      Jackson Square Management, LLC
Its:     General Partner

         By:      Will K. Weinstein         By:    Will K. Weinstein
                  Revocable Trust                  Revocable Trust
                                            Its:   Executive Member-Manager

         By:      /s/ Will K. Weinstein     By:    /s/ Will K. Weinstein
                  ---------------------            ---------------------
         Name:    Will K. Weinstein         Name:  Will K. Weinstein
                  ---------------------            ---------------------
         Title:   Trustee                   Title: Trustee
                  ---------------------            ---------------------

WILL K. WEINSTEIN                              JB CAPITAL MANAGEMENT
REVOCABLE TRUST

By:      /s/ Will K. Weinstein              By:    /s/ Jerome Blank
         ---------------------                     -------------------------
Name:    Will K. Weinstein                  Name:  Jerome Blank
         ---------------------                     -------------------------
Title:   Trustee                            Title: President
         ---------------------                     -------------------------

BERNARD OSHER TRUST                         AEOW `96, LLC

By:      /s/ Bernard Osher                  By:    Will K. Weinstein
         ---------------------                     Revocable Trust
Name:    Bernard Osher                      Its:   Executive Member-Manager
         ---------------------
Title:   Trustee                            By:    /s/ Will K. Weinstein
         ---------------------                     ---------------------
                                            Name:  Will K. Weinstein
                                                   ---------------------
                                            Title: Trustee
                                                   ---------------------


HELLER FAMILY L.P.                           RHH COMPANY

By:      RHH Company                         By:      /s/ Harvey Heller
Its:     General Partner                              -------------------
                                             Name:    Harvey Heller
By:      /s/ Harvey Heller                            -------------------
         ---------------------               Title:   President
Name:    Harvey Heller                                -------------------
         ---------------------
Title:   President
         ----------------------

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/s/ Mark Slezak                             /s/ Jeanmaire Weinstein
----------------------                      -----------------------
Mark Slezak                                 Jeanmaire Weinstein

/s/ Jerome Blank                            /s/ Andrew Blank
----------------------                      ------------------------
Jerome Blank                                Andrew Blank

/s/ F. Philip Handy                         /s/ Harry Heller Falk
----------------------                      ------------------------
F. Philip Handy                             Harry Heller Falk

/s/ Will K. Weinstein                       /s/ Peter Imber
----------------------                      ------------------------
Will K. Weinstein                           Peter Imber

/s/ Scott Dalton                            /s/ Michiko D. Baldridge
----------------------                      -------------------------
Scott Dalton                                Michiko D. Baldridge

/s/ Richard L. Haydon                       /s/ Bernard Osher
----------------------                      -------------------------
Richard L. Haydon                           Bernard Osher